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                                                                   EXHIBIT 10.83

               ADDENDUM TO THE MANUFACTURING AND SUPPLY AGREEMENT
                              DATED APRIL 11, 1996

This Addendum Agreement ("the Addendum Agreement") to the Manufacturing and Supply Agreement ("the Master Agreement") is made effective on the 26th day of July, 1996 ("Effective Date") by and between Wilshire Technologies, Inc. ("WTI"), a California corporation with a place of business at 5441 Avenida Encinas, Suite A, Carlsbad, California 92008 and Advanced Barrier Technologies, Inc. ("ABT"), a California corporation with a place of business at 3709 Hillview Way, Oceanside, California, 92056.

                                    RECITALS

WHEREAS, WTI, a manufacturer and supplier of polyurethane, breathable gloves used for specialized applications in the electronics industry, and ABT, a manufacturer with a production facility in Tijuana, Mexico, entered into the Master Agreement dated April 11, 1996;

NOW THEREFORE, the parties hereto agree to amend certain sections of the Master Agreement which are hereby superseded by the amended sections as follows:

         1.3 WTI Equipment shall mean the special production equipment listed on Exhibit A of the Master Agreement and the R & D Equipment listed on Exhibit D of the Addendum Agreement attached hereto, owned by WTI and installed at the Tijuana Facility for the purpose of manufacturing the Product.

         3.1 WTI shall procure the WTI Equipment at its expense. WTI will pay the WTI Equipment suppliers directly per the terms agreed between such suppliers and WTI. WTI will maintain a petty cash fund for purchases of small parts needed to install the WTI Equipment. WTI will pay ABT to install the WTI Equipment in the Tijuana Facility in accordance with the terms of payment for Phase 1 in Exhibit C of the Master Agreement and in Exhibit E to this Addendum Agreement. All title and ownership in the WTI Equipment shall be retained by WTI, and ABT shall not permit any lien or third party claim to be asserted with respect to the WTI Equipment. Further, ABT shall cooperate with WTI to ensure that all WTI Equipment is clearly and conspicuously labeled "Property of Wilshire Technologies, Inc."

         4.2 The sole and exclusive compensation payable by WTI to ABT for the Manufacturing Services will be as listed on Exhibit C to the Master Agreement and Exhibit E to this Addendum Agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Addendum
Agreement to the Master Agreement to be executed by their duly authorized representatives.


WILSHIRE TECHNOLOGIES, INC.                  ADVANCED BARRIER TECHNOLOGIES, INC.


By:  /s/ Stephen P. Scibelli, Jr.            By:  /s/Ralph M. Sias
     ------------------------------              ---------------------------
         Stephen P. Scibelli, Jr.                 Ralph M. Sias

Title:   President & CEO                     Title:  President
     ------------------------------              ---------------------------

Date:    7/25/96                             Date:  7/25/96
     ------------------------------              ---------------------------

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               ADDENDUM TO THE MANUFACTURING AND SUPPLY AGREEMENT
                              DATED APRIL 11, 1996

                                    EXHIBIT D

                               WTI R & D Equipment


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               ADDENDUM TO THE MANUFACTURING AND SUPPLY AGREEMENT
                              DATED APRIL 11, 1996

                                    EXHIBIT E

                         MANUFACTURING SERVICES PAYMENTS
                           FOR THE WTI R & D EQUIPMENT

PHASE 1 -  PREPARATION OF FACILITY AND INSTALLATION OF EQUIPMENT

Term: From the Effective Date of this Addendum Agreement until the date that the WTI R & D Equipment has operated for one Shift. A "Shift" is defined as 48 hours per week.

Payments:   WTI will pay ABT $45,000. upon signing of this Addendum Agreement as reimbursement for the labor and materials costs related to installation in the Tijuana Facility, according to WTI specifications, of the following:

             (1) Electrical wiring and transformers   (5) Air Compression
             (2) Ventilation ducts                    (6) Air Conditioning
             (3) R/O Water Treatment                  (7) Plumbing
             (4) Hydraulics                           (8) Building Modifications

            In return for receiving the full payment in advance, ABT will use its best efforts to complete the improvements described above by September 15, 1996.

            To eliminate duplication in the facility preparation costs for the production plant, the following items in Exhibit C of the Master Agreement will be reduced by approximately $20,000: (1) Air Compression, (2) Hydraulics, and (3) Building Modifications

            WTI will pay $500 per day, per person, plus travel expenses, for up to two people to assist in the equipment removal and preparation for shipment in England.

PHASE 2 - PRODUCTION

Term: From the date that the WTI R & D Equipment operates for one Shift until this Addendum Agreement is terminated. A "Shift" is defined as 48 hours per week. A "Unit" is defined as one glove.

Payments:   WTI will pay ABT $7,500. per month for the use of approximately
            10,000 square feet in ABT's Tijuana Facility, plus $0.10 per Unit of the Product produced by the WTI R & D Equipment. ABT shall pay all rent, insurance, and taxes, and provide at its expense all skilled personnel and related utilities as provided in the Master Agreement.

            At the conclusion of each production week, ABT shall forward its invoice for such manufacturing service fees to WTI via fax. WTI shall pay such invoices on a net 30 day basis from the date of such invoice.


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